EXHIBIT 10.28.1




                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                         2004 EMPLOYEE STOCK OPTION PLAN

                  1. PURPOSES.

                  The purpose of the Atlas Air Worldwide Holdings, Inc. 2004 Employee Stock Option Plan is to advance the interests of Atlas Air Worldwide Holdings, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, to provide for competitive compensation opportunities, to encourage long term service, to recognize individual contributions and reward achievement of performance goals, and to promote the creation of long term value for stockholders by aligning the interests of such employees with those of stockholders.

                  2. DEFINITIONS.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; PROVIDED, HOWEVER, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

                  (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

                  (e) "Committee" means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an "outside director" within the meaning of Section 162(m) of the Code, to the extent applicable; PROVIDED, FURTHER, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Option granted made by the Committee which Option is otherwise validly granted under the Plan.

                  (f) "Company" means Atlas Air Worldwide Holdings, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

                  (g) "Eligible Person" means an employee of the Company, a Subsidiary or an Affiliate, who is covered by a collective bargaining agreement that provides or allows for the granting of stock options.

                  (h) "Effective Date" means September 22, 2004.

                  (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

                  (j) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(k) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

                  (l) "NQSO" means any Option that is not an ISO.

                  (m) "Option" means a right, granted under Section 5(b), to purchase Shares.

                  (n) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

                  (o) "Participant" means an Eligible Person who has been granted an Option under the Plan.

                  (p) "Plan" means this Atlas Air Worldwide Holdings, Inc. 2004 Employee Stock Option Plan.

                  (q) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  (r) "Shares" means common stock, $.01 par value per share, of the Company, and such other securities as may be substituted for Shares pursuant to Section 4(c) hereof.

                  (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (t) "Termination of Service" means the termination of the Participant's employment with the Company, its Subsidiaries and its Affiliates, as the case may be. A Participant employed by a Subsidiary of the Company or one of its Affiliates shall also be deemed to incur a Termination of Service if the Subsidiary of the Company or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of the Company, another Subsidiary of the Company or an Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered a Termination of Service.

                  3. ADMINISTRATION.

                  (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                  (i) to select Eligible Persons to whom Options may be granted;

                  (ii) to designate Affiliates;

                  (iii) to determine the type and number of Options to be granted, the number of Shares to which an Option may relate, the terms and conditions of any Option granted under the Plan (including, but not limited to, any exercise price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Option, and waiver or accelera-tions thereof, and waivers of performance conditions relating to an Option, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Option;

                  (iv) to determine whether, to what extent, and under what circumstances an Option may be settled, or the exercise price of an Option may be paid, in cash, Shares, or other property, or an Option may be canceled, forfeited, exchanged, or surrendered;

                  (v) to prescribe the form of each Option Agreement, which need not be identical for each Eligible Person;

                  (vi) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                  (vii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Option, rules and regulations, Option Agreement, or other instrument hereunder;

                  (viii) to accelerate the exercisability or vesting of all or any portion of any Option or to extend the period during which an Option is exercisable;

                  (ix) to determine whether uncertificated Shares may be used in satisfying Options and otherwise in connection with the Plan; and

                  (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

                  (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Options granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

                  (c) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

                  4. SHARES SUBJECT TO THE PLAN.

                  (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Options under the Plan shall be 495,303, with 300,000 of such Shares reserved for issuance pursuant to that certain Letter of Agreement, dated as of the Effective Date, between Atlas Air, Inc. and the Air Line Pilots in the service of Atlas Air, Inc. as represented by The Air Line Pilots Association, International, pursuant to the terms thereof. No Option may be granted if the number of Shares to which such Option relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Options are forfeited, canceled, terminated, exchanged or surrendered or such Option is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Option shall not be reallocated and available for Options under the Plan.

                  (b) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Options, and (iii) the exercise price relating to any Option; PROVIDED, HOWEVER, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Options in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

                  (c) Any Shares distributed pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

                  5. SPECIFIC TERMS OF OPTIONS.

                  (a) GENERAL. Options may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 7(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Options or continued exercisability of Options in the event of Termination of Service by the Eligible Person.

                  (b) OPTIONS. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

                  (i) EXERCISE PRICE. The exercise price per Share purchasable under an Option shall be determined by the Committee. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

                  (ii) OPTION TERM. The term of each Option shall be determined by the Committee; PROVIDED, HOWEVER, that such term shall not be longer than ten years from the date of grant of the Option.

                  (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; PROVIDED, HOWEVER, that in no event may any portion of the exercise price be paid with Shares acquired either under an Option granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

                  (iv) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

                  6. CERTAIN PROVISIONS APPLICABLE TO OPTIONS.

                  (a) STAND-ALONE, ADDITIONAL, TANDEM AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other awards granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate.

                  (b) TERM OF OPTIONS. The term of each Option granted to an Eligible Person shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any Option exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

                  (c) FORM OF PAYMENT UNDER OPTIONS. Subject to the terms of the Plan and any applicable Option Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Option may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.

                  (d) NONTRANSFERABILITY. Unless otherwise set forth by the Committee in an Option Agreement, Options shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

                  (e) NONCOMPETITION. The Committee may, by way of the Option Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Option, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

                  7. GENERAL PROVISIONS.

                  (a) COMPLIANCE WITH LEGAL AND TRADING REQUIREMENTS. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Option Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any stock exchange, regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Option until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

                  (b) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's employment or service at any time.

                  (c) TAXES. The Company or any Subsidiary or Affiliate is authorized to withhold from any Option exercised, amounts of withholding and other taxes due in connection therewith, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations.

                  (d) CHANGES TO THE PLAN AND OPTIONS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under Section 422 of the Code and any such amendment or alteration shall be subject to the approval of the Company's shareholders to the extent such approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; PROVIDED, HOWEVER, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Option theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Option theretofore granted, prospectively or retrospectively; PROVIDED, HOWEVER, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Option may materially and adversely affect the rights of such Participant under any Option theretofore granted to him or her.

                  (e) NO RIGHTS TO OPTIONS; NO SHAREHOLDER RIGHTS. No Eligible Person or employee shall have any claim to be granted any Options under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Option shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Option.

                  (f) UNFUNDED STATUS OF OPTIONS. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Option , nothing contained in the Plan or any Option shall give any such Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver Shares pursuant to any Option, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

                  (g) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval, as applicable, shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  (h) NOT COMPENSATION FOR BENEFIT PLANS. No Option payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise.

                  (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

                  (j) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Option Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws thereof.

                  (k) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall become effective as of the Effective Date. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

                  (l) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.